                 ----------------------------------------------

                                   PROSPECTUS
                                 MARCH 30, 1999
                 ----------------------------------------------

                 ANCHOR SERIES TRUST

                  --    Growth Portfolio
                  --    Capital Appreciation Portfolio
                  --    Natural Resources Portfolio
                  --    Government and Quality
                        Bond Portfolio

                 ----------------------------------------------
                                     [LOGO]
                 ----------------------------------------------

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
APPROVED OR DISAPPROVED THESE SECURITIES OR
PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

TRUST HIGHLIGHTS............................................      3

  Q&A.......................................................      3

ACCOUNT INFORMATION.........................................     11

  Transaction Policies......................................     11

  Dividend Policies and Taxes...............................     11

OTHER INFORMATION...........................................     12

  Year 2000.................................................     12

MORE INFORMATION ABOUT THE PORTFOLIOS.......................     13

  Investment Selection......................................     13

  Investment Strategies.....................................     13

GLOSSARY....................................................     17

  Investment Terminology....................................     17

  Risk Terminology..........................................     19

MANAGEMENT..................................................     21

  Investment Adviser........................................     21

  Subadviser................................................     21

  Portfolio Management......................................     22

  Custodian, Transfer and Dividend Paying Agent.............     22

FINANCIAL HIGHLIGHTS........................................     23

FOR MORE INFORMATION........................................     25

--------------------------------------------------------------------------------

                                TRUST HIGHLIGHTS
--------------------------------------------------------------------------------

                                          Q&A

         "CORE EQUITY SECURITIES" are stocks, primarily of well established companies, diversified by industry and company type that are selected based on their predictable or anticipated earnings growth and best relative value.
         A "GROWTH" PHILOSOPHY -- that of investing in securities believed to offer the potential for capital appreciation -- focuses on securities of companies that are considered to have a historical record of above-average growth rate, significant growth potential, above-average earnings growth or value, the ability to sustain earnings growth, or that offer proven or unusual products or services, or operate in industries experiencing increasing demand.
         A "VALUE" PHILOSOPHY -- that of investing in securities that are believed to be undervalued in the market -- often reflects a contrarian approach in that the potential for superior relative performance is believed to be highest when stocks of fundamentally solid companies are out of favor. The selection criteria is usually calculated to identify stocks of companies with solid financial strength and generous dividend yields that have low price-earnings ratios and have generally been overlooked by the market; or companies undervalued within an industry or market capitalization category.

The following questions and answers are designed to give you an overview of Anchor Series Trust (the "Trust") and to provide you with information about four of the Trust's separate investment series (Portfolios) and their investment goals and principal strategies. More complete investment information is provided in the chart, under "More Information About the Portfolios," which is on page 13, and the glossary that follows on page 17.

Q:  WHAT ARE THE PORTFOLIOS' INVESTMENT GOALS AND STRATEGIES?

A: Each Portfolio operates as a separate mutual fund and has its own investment goal and a strategy for pursuing it. There can be no assurance that any Portfolio's investment goal will be met or that the net return on an investment in a Portfolio will exceed what could have been obtained through other investment or savings vehicles. The investment goal may not be changed without shareholder vote.


  -----------------------------------------------------------------------------------------
                                      EQUITY PORTFOLIOS
  -----------------------------------------------------------------------------------------
    PORTFOLIO               INVESTMENT GOAL             PRINCIPAL INVESTMENT STRATEGY
  -----------------------------------------------------------------------------------------
    GROWTH PORTFOLIO        capital appreciation        invests primarily in core
                                                        equity securities that are
                                                        widely diversified by industry
                                                        and company
  -----------------------------------------------------------------------------------------
    CAPITAL APPRECIATION    long-term capital           invests primarily in growth
    PORTFOLIO               appreciation                equity securities across a
                                                        wide range of industries and
                                                        companies, using a
                                                        wide-ranging and flexible
                                                        stock picking approach; may be
                                                        concentrated and will
                                                        generally have less
                                                        investments in large company
                                                        securities than the Growth
                                                        Portfolio
  -----------------------------------------------------------------------------------------
    NATURAL RESOURCES       total return in excess      using a value approach,
    PORTFOLIO               of the U.S. rate of         invests primarily in equity
                            inflation as represented    securities of U.S. or foreign
                            by the Consumer Price       companies that are expected to
                            Index                       provide favorable returns in
                                                        periods of rising inflation;
                                                        at least 65% related to
                                                        natural resources, such as
                                                        energy, metals, mining and
                                                        forest products
  -----------------------------------------------------------------------------------------

         CAPITAL APPRECIATION/GROWTH is an increase in the market value of securities held.

         TOTAL RETURN is a measure of performance which combines all elements of return including income and capital appreciation; it represents the change in value of an investment over a given period expressed as a percentage of the initial investment.

         FIXED INCOME PORTFOLIOS typically seek to provide high current income consistent with the preservation of capital by investing in fixed income securities.

         INCOME is interest payments from bonds or dividends from stocks.

         "HIGH-QUALITY" INSTRUMENTS have a very strong capacity to pay interest and repay principal; they reflect the issuers' high creditworthiness and low risk of default.


  -----------------------------------------------------------------------------------------
                                   FIXED INCOME PORTFOLIO
  -----------------------------------------------------------------------------------------
    PORTFOLIO               INVESTMENT GOAL             PRINCIPAL INVESTMENT STRATEGY
  -----------------------------------------------------------------------------------------
    GOVERNMENT AND QUALITY  relatively high current     invests in obligations issued,
    BOND PORTFOLIO          income, liquidity and       guaranteed or insured by the
                            security of principal       U.S. government, its agencies
                                                        or instrumentalities and in
                                                        high quality corporate fixed
                                                        income securities
  -----------------------------------------------------------------------------------------

Q:  WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIOS?

A:  RISKS OF INVESTING IN EQUITY SECURITIES

    The GROWTH, CAPITAL APPRECIATION and NATURAL RESOURCES PORTFOLIOS invest primarily in equities. As with any equity fund, the value of your investment in any of these Portfolios may fluctuate in response to stock market movements. In addition, individual stocks selected for any of these Portfolios may underperform the market generally. To the extent a Portfolio is also invested in the bond market, movements in the bond market in addition to the stock market may affect its performance.

    RISKS OF INVESTING IN BONDS

    The GOVERNMENT AND QUALITY BOND PORTFOLIO invests primarily in bonds. As a result, as with any bond fund, the value of your investment in these Portfolios may go up or down in response to changes in interest rates or defaults (or even the potential for future default) by bond issuers. To an extent a Portfolio is invested in the bond market, movements in the bond market generally may affect its performance.

    RISKS OF INVESTING IN FOREIGN SECURITIES

    All of the Portfolios may, and the NATURAL RESOURCES PORTFOLIO will, invest to varying degrees in foreign securities. These securities may be denominated in currencies other than U.S. dollars. Foreign investing presents special risks, particularly in certain developing countries. While investing internationally may reduce your risk by increasing the diversification of your investment, the value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

    RISKS OF INVESTING IN SMALL COMPANY STOCKS

    Stocks of smaller companies may be more volatile than and not as liquid as those of larger companies. This will particularly affect the GROWTH and CAPITAL APPRECIATION PORTFOLIOS.

    RISKS OF INVESTING IN NATURAL RESOURCES

    The NATURAL RESOURCES PORTFOLIO will be subject to certain risks specific to investing in the natural resources industry. Investments in securities related to precious metals and minerals are considered speculative. Prices of precious metals may fluctuate sharply over short time periods due to changes in inflation or expectations regarding inflation in various countries; metal sales by governments, central banks or international agencies; investment speculation; changes in industrial and commercial demand; and governmental prohibitions or restrictions on the private ownership of certain precious metals or minerals.

    In addition, the market price of securities that are tied into the market price of a natural resource will fluctuate on the basis of the natural resource. However, there may not be a perfect correlation between the movements of the asset-based security and the underlying natural resource asset. Further, these securities typically bear interest or pay dividends at below market rates, and in certain cases at nominal rates. The Portfolio's investments in natural resources securities exposes it to greater risk than a portfolio less concentrated in a group of related industries.

    ADDITIONAL PRINCIPAL RISKS

    Shares of Portfolios are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that a Portfolio will be able to achieve its investment goals. If the value of the assets of a Portfolio goes down, you could lose money.

Q:  HOW HAVE THE PORTFOLIOS PERFORMED HISTORICALLY?

A: The following Risk/Return Bar Charts and Tables illustrate the risks of investing in the Portfolios by showing changes in the Portfolios' performance from calendar year to calendar year and comparing the Portfolios' average annual returns to those of an appropriate market index. Fee and expenses incurred at the contract level are not reflected in the bar charts or tables. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how a Portfolio will perform in the future.

--------------------------------------------------------------------------------

                                GROWTH PORTFOLIO
--------------------------------------------------------------------------------
                                    [CHART]



 1989                                                               30.09%
 1990                                                               -1.57%
 1991                                                               40.82%
 1992                                                                5.43%
 1993                                                                7.75%
 1994                                                               -4.72%
 1995                                                               26.32%
 1996                                                               25.05%
 1997                                                               30.41%
 1998                                                               28.96%

During the 10-year period shown in the bar chart, the highest return for a quarter was 23.93% (quarter ended 12/31/98) and the lowest return for a quarter was -17.17% (quarter ended 9/30/90).

--------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE          PAST ONE      PAST FIVE      PAST TEN      RETURN SINCE
CALENDAR YEAR ENDED DECEMBER 31, 1998)             YEAR          YEARS         YEARS        INCEPTION(1)
--------------------------------------------------------------------------------------------------------
 Growth Portfolio                                  28.96%        20.41%        17.89%          17.44%
--------------------------------------------------------------------------------------------------------
 S&P 500(R)(2)                                     28.60%        24.10%        19.20%          18.60%
--------------------------------------------------------------------------------------------------------
 Lipper VA-UF Growth Category(3)                   24.90%        20.30%        17.80%          17.40%
--------------------------------------------------------------------------------------------------------
 Custom Index(4)                                   26.20%          N/A           N/A             N/A
--------------------------------------------------------------------------------------------------------

1 Inception date for the portfolio is September 5, 1984. Except for the Custom Index, the since inception returns for the comparative indices are as of the inception date month end.

2 The S&P 500(R) Composite Stock Price Index (S&P 500(R)) is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market.

3 The Lipper Variable Annuity-Underlying Fund (VA-UF) Growth Category includes funds that normally invest in companies whose long term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices.

4 Custom Index consists of 50% Russell 3000 Index and 50% of an index compiled with the 50 largest Morningstar Growth Mutual Funds. The Russell 3000 Index represents the top 3,000 stocks traded on the New York Stock Exchange, American Stock Exchange and National Association of Securities Dealers Automated Quotations, by market capitalizations.

--------------------------------------------------------------------------------

                         CAPITAL APPRECIATION PORTFOLIO
--------------------------------------------------------------------------------



 1989                                                                            25.02%
 1990                                                                           -16.18%
 1991                                                                            56.14%
 1992                                                                            25.94%
 1993                                                                            21.07%
 1994                                                                            -3.80%
 1995                                                                            34.57%
 1996                                                                            25.14%
 1997                                                                            25.43%
 1998                                                                            22.20%

During the 10-year period shown in the bar chart, the highest return for a quarter was 26.12% (quarter ended 12/31/98) and the lowest return for a quarter was -26.82% (quarter ended 9/30/90).

------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE              PAST ONE      PAST FIVE      PAST TEN      RETURN SINCE
CALENDAR YEAR ENDED DECEMBER 31, 1998)                 YEAR          YEARS         YEARS        INCEPTION(1)
------------------------------------------------------------------------------------------------------------
 Capital Appreciation Portfolio                        22.20%        19.95%        20.01%          16.87%
------------------------------------------------------------------------------------------------------------
 Russell 2000 Index(2)                                 -2.60%        11.90%        12.90%          10.10%
------------------------------------------------------------------------------------------------------------
 Lipper VA-UF Capital Appreciation Category(3)         22.20%        17.00%        17.10%          13.50%
------------------------------------------------------------------------------------------------------------
 Custom Index(4)                                       12.50%        17.00%        11.30%            N/A
------------------------------------------------------------------------------------------------------------

1 Inception date for the Portfolio is March 23, 1987. Except for the Custom Index, the since inception returns for the comparative indices are as of the inception date month end.

2 Russell 2000 Index represents the top 2,000 stocks traded on the New York Stock Exchange, American Stock Exchange and National Association of Securities Dealers Automated Quotations, by market capitalizations.

3 The Lipper Variable Annuity-Underlying Fund (VA-UF) Capital Appreciation Category includes funds that aim at maximum capital appreciation.

4 Custom Index consists of 45% S&P 500(R), 45% Russell 2000 Index (as described above in footnotes 4 and 2, respectively) and 10% Morgan Stanley Capital International (MSCI) All Country (AC) World Free (ex-U.S.) Index. The MSCI AC World Free (Ex-U.S.) Index includes performance of 2,124 securities listed in 45 countries, which includes the countries contained in the MSCI EAFE Index, as well as North American countries (excluding the U.S.) and other emerging markets worldwide. The index covers approximately the top 60% of market capitalization for each of the countries included within the index. The MSCI EAFE Index consists of foreign companies located in developed markets of 21 different countries in Europe, Australia, Asia and the Far East.

--------------------------------------------------------------------------------

                          NATURAL RESOURCES PORTFOLIO
--------------------------------------------------------------------------------



 1989                                                                            18.33%
 1990                                                                           -15.02%
 1991                                                                             4.87%
 1992                                                                             2.52%
 1993                                                                            36.15%
 1994                                                                             1.01%
 1995                                                                            17.46%
 1996                                                                            14.11%
 1997                                                                            -8.59%
 1998                                                                           -17.33%

During the 10-year period shown in the bar chart, the highest return for a quarter was 14.32% (quarter ended 12/31/93) and the lowest return for a quarter was -17.46% (quarter ended 12/31/97).

--------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE          PAST ONE      PAST FIVE      PAST TEN      RETURN SINCE
CALENDAR YEAR ENDED DECEMBER 31, 1998)             YEAR          YEARS         YEARS        INCEPTION(1)
--------------------------------------------------------------------------------------------------------
 Natural Resources Portfolio                      -17.33%         0.46%         4.18%           4.84%
--------------------------------------------------------------------------------------------------------
 S&P 500(R)(2)                                     28.60%        24.10%        19.20%          18.70%
--------------------------------------------------------------------------------------------------------
 Lipper VA-UF Natural Resources Category(3)       -20.70%        -2.00%         2.00%          -1.30%
--------------------------------------------------------------------------------------------------------
 MSCI Energy Sources Index(4)                       7.10%        16.00%          N/A             N/A
--------------------------------------------------------------------------------------------------------
 MSCI Gold Mines Index(4)                          -8.40%       -11.80%          N/A             N/A
--------------------------------------------------------------------------------------------------------
 MSCI Non-Ferrous Metals Index(4)                 -11.60%        -2.20%          N/A             N/A
--------------------------------------------------------------------------------------------------------

1 Inception date for the Portfolio is January 4, 1988. Except for the MSCI indices, the since inception returns for the comparative indices are as of the inception date month end.

2 The S&P 500(R) Composite Stock Price Index (S&P 500(R)) is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market.

3 The Lipper Variable Annuity-Underlying Fund (VA-UF) Natural Resources Category includes funds that invest more than 65% of its equity commitment in natural resource stocks.

4 The Morgan Stanley Capital International (MSCI) Energy Sources, Gold Mines and Non-Ferrous Metals Indices represent specific commodities underlying the Natural Resources Portfolio.

--------------------------------------------------------------------------------

                     GOVERNMENT AND QUALITY BOND PORTFOLIO
--------------------------------------------------------------------------------



 1989                                                                            15.62%
 1990                                                                             7.79%
 1991                                                                            17.29%
 1992                                                                             6.90%
 1993                                                                             8.27%
 1994                                                                            -3.07%
 1995                                                                            19.42%
 1996                                                                             2.89%
 1997                                                                             9.53%
 1998                                                                             9.18%

During the 10-year period shown in the bar chart, the highest return for a quarter was 9.76% (quarter ended 6/30/98) and the lowest return for a quarter was -3.09% (quarter ended 3/31/94).

----------------------------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS (AS OF THE     PAST ONE      PAST FIVE      PAST TEN      RETURN SINCE
 CALENDAR YEAR ENDED DECEMBER 31, 1998)        YEAR          YEARS         YEARS        INCEPTION(1)
----------------------------------------------------------------------------------------------------
 Government and Quality Bond Portfolio          9.18%         7.33%         9.19%          10.60%
----------------------------------------------------------------------------------------------------
 Lehman Brothers Aggregate Index(2)             8.70%         7.30%         9.30%          10.40%
----------------------------------------------------------------------------------------------------
 Lipper VA-UF General U.S. Government
   Category(3)                                  8.10%         6.40%         8.70%           9.30%
----------------------------------------------------------------------------------------------------

1 Inception date for the Portfolio is September 5, 1984. The since inception returns for the comparative indices are as of the inception date month end.

2 The Lehman Brothers Aggregate Index combines several Lehman Brothers indices which include the government and corporate markets, agency mortgage pass-through securities, and asset-backed securities.

3 The Lipper Variable Annuity-Underlying Fund (VA-UF) General U.S. Government Category includes funds which invest at least 65% of assets in U.S. government and agency issues.

--------------------------------------------------------------------------------

                              ACCOUNT INFORMATION
--------------------------------------------------------------------------------

Shares of each Portfolio are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance policies (Variable Contracts) of Anchor National Life Insurance Company, First SunAmerica Life Insurance Company and Presidential Life Insurance Company (the "Life Companies"). All shares of the Trust are owned by "Separate Accounts" of the Life Companies. So if you would like to invest in a Portfolio, you must purchase a Variable Contract. You should be aware that the contracts involve fees and expenses that are not described in this Prospectus, and that the contracts also may involve certain restrictions and limitations. Certain Portfolios may not be available in connection with a particular contract. You will find information about purchasing a Variable Contract and the Portfolios available to you in the prospectus that offers the contracts, which accompanies this Prospectus.

Anchor National Life Insurance Company and First SunAmerica Life Insurance Company are under common control with, and therefore are affiliated with the Trust's investment advisor and manager, SunAmerica Asset Management Corp. (SAAMCo). Presidential Life Insurance Company is not affiliated with SAAMCo. The Trust does not foresee a disadvantage to contract owners arising out of the fact that the Trust offers its shares for Variable Contracts other than those offered by life insurance companies affiliated with SAAMCo. Nevertheless, the Trust's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investments in the Trust. This might force the Trust to sell portfolio securities at disadvantageous prices.

TRANSACTION POLICIES

VALUATION OF SHARES The net asset value per share (NAV) for each Portfolio is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing its net assets by the number of its shares outstanding. Investments for which market quotations are readily available are valued at market. All other securities and assets of the Portfolios are valued at "fair value" following procedures approved by the Trustees.

Each Portfolio may invest to an extent in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares. As a result, the value of these Portfolios' shares may change on days when you will not be able to purchase or redeem your shares.

BUY AND SELL PRICES The Separate Accounts buy and sell shares of a Portfolio for NAV, without any sales or other charges.

EXECUTION OF REQUESTS The Trust is open on those days when the New York Stock Exchange is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the request is accepted by the Trust. If the order is received by the Trust before the Trust's close of business, it will receive that day's closing price. If the order is received after that time, it will receive the next business day's closing price.

During periods of extreme volatility or market crisis, a Portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven business days or longer, as allowed by federal securities laws.

DIVIDEND POLICIES AND TAXES

DIVIDEND REINVESTMENTS The dividends and distributions, if any, will be automatically reinvested in additional shares of the same Portfolios on which they were paid.

TAXABILITY OF A PORTFOLIO Each Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. As long as each Portfolio is qualified as a regulated investment company, it will not be subject to federal income tax on the earnings that it distributes to its shareholders.

--------------------------------------------------------------------------------

                               OTHER INFORMATION
--------------------------------------------------------------------------------

YEAR 2000

Many computer and computer-based systems cannot distinguish the year 2000 from the year 1900 because of the way they encode and calculate dates (commonly known as the "Year 2000 Issue"). The Year 2000 Issue could potentially have an adverse impact on the handling of security trades, the payment of interest and dividends, pricing and account services. We recognize the importance of the Year 2000 Issue and are taking appropriate steps necessary in preparation for the year 2000. The Trust's management fully anticipates that their systems will be adapted in time for the year 2000, and to further this goal they have coordinated a plan to repair, adapt or replace their systems as necessary. They have also obtained representations from their outside service providers that they are doing the same. The Trust's management completed their plan significantly by the end of the 1998 calendar year and expects to perform appropriate systems testing during the 1999 calendar year. If the problem has not been fully addressed, however, the Trust could be negatively impacted. The Year 2000 Issue could also have a negative impact on the companies in which the Trust invests, which could hurt the Trust's investment returns.

--------------------------------------------------------------------------------

                     MORE INFORMATION ABOUT THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT SELECTION

Each Portfolio buys and sells securities based on bottom-up investment analysis and individual security selection, with an aim to uncover opportunities with potential for price appreciation. A bottom-up investment approach searches for outstanding performance of individual stocks before considering the impact of economic or industry trends. Each Portfolio is managed using a proprietary fundamental analysis in order to select securities which are deemed to be consistent with the Portfolio's investment objective and are priced attractively. Fundamental analysis of a company involves the assessment of such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value. Securities are sold when the investment has achieved its intended purpose, or because it is no longer considered attractive.

INVESTMENT STRATEGIES

Each Portfolio has its own investment goal and a strategy for pursuing it. The charts provided below summarize information about each Portfolio's investment approach. We have included a glossary to define the investment and risk terminology used in the charts and throughout this Prospectus. You should consider your ability to assume the risks involved before investing in a Portfolio through one of the variable contracts.


------------------------------------------------------------------------------------------------------------------
                                                EQUITY PORTFOLIOS
------------------------------------------------------------------------------------------------------------------
                                                          CAPITAL                      NATURAL
                             GROWTH                       APPRECIATION                 RESOURCES
------------------------------------------------------------------------------------------------------------------
  What is the Portfolio's    capital appreciation         long-term capital            total return in excess of
  investment goal?                                        appreciation                 the U.S. rate of inflation
                                                                                       as represented by the
                                                                                       Consumer Price Index
------------------------------------------------------------------------------------------------------------------
  What are the Portfolio's   core equity securities that  growth equity securities     equity securities of U.S.
  principal investments      are widely diversified by    across a wide range of       or foreign companies
  (under normal market       industry and company         industries and companies     expected to provide
  conditions)?                                                                         favorable returns in
                                                                                       periods of rising
                                                                                       inflation; at least 65%
                                                                                       related to natural
                                                                                       resources such as energy,
                                                                                       metals, mining and forest
                                                                                       products
------------------------------------------------------------------------------------------------------------------
  What are the Portfolio's   - stock market volatility    - stock market volatility    - foreign exposure
  principal risks?           - security selection         - security selection         - emerging markets
                             - growth stocks              - growth stocks              - stock market volatility
                             - small market               - small market               - small market
                               capitalization               capitalization               capitalization
                                                                                       - natural resources sector
                                                                                       - security selection
------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
                                          EQUITY PORTFOLIOS -- (cont'd.)
------------------------------------------------------------------------------------------------------------------
                                                          CAPITAL                      NATURAL
                             GROWTH                       APPRECIATION                 RESOURCES
------------------------------------------------------------------------------------------------------------------
  What other investment
  strategies can the
  Portfolio use?
  - Large company stocks     Yes                          Yes                          Yes
  - Medium sized company     Yes                          Yes                          Yes
    stocks
  - Small company stocks     Yes                          Yes                          Yes
  - Warrants                 Yes                          Yes                          Yes
  - Types of fixed income
    securities:
    Investment grade         Yes                          Yes                          Yes
    U.S. government          Yes                          Yes                          Yes
    securities
    Asset-backed and         Yes                          Yes                          Yes
    mortgage-backed
    securities
    Short-term money market  Yes                          Yes                          Yes
    instruments
    Non-convertible          Yes                          Yes                          Yes
    preferred stocks
    Convertible securities   Yes                          Yes                          Yes
                             (up to 20%)
  - Borrowing for temporary  Yes                          Yes                          Yes
    or emergency purposes    (up to 10%)                  (up to 10%)                  (up to 10%)
  - Defensive investments    Yes                          Yes                          Yes
  - Foreign securities       Yes                          Yes                          Yes
                             (up to 25%)                  (up to 25%)
  - ADRs/EDRs/GDRs           Yes                          Yes                          Yes
  - Currency transactions    Yes                          Yes                          Yes
  - Illiquid securities      Yes                          Yes                          Yes
                             (up to 10%)                  (up to 10%)                  (up to 10%)
  - Options and futures      Yes                          Yes                          Yes
  - Forward commitments      Yes                          Yes                          Yes
------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
                                          EQUITY PORTFOLIOS -- (cont'd.)
------------------------------------------------------------------------------------------------------------------
                                                          CAPITAL                      NATURAL
                             GROWTH                       APPRECIATION                 RESOURCES
------------------------------------------------------------------------------------------------------------------
  What other investment
  strategies can the
  Portfolio use?
  (continued)
  - Zero-coupon bonds        Yes                          Yes                          Yes
  - When-issued/delayed      Yes                          Yes                          Yes
    delivery transactions
  - Special situations       Yes                          Yes                          Yes
  - Active trading           Yes                          Yes                          Yes
  - REITs                    Yes                          Yes                          Yes
  - Other investment         No                           No                           Yes
    companies
  What other potential       - foreign exposure           - foreign exposure           - credit quality
  risks can affect the       - emerging markets           - emerging markets           - illiquidity
  Portfolio?                 - credit quality             - credit quality             - prepayment
                             - illiquidity                  illiquidity                - derivatives
                             - prepayment                 - prepayment                 - hedging
                             - derivatives                - derivatives
                             - hedging                    - hedging
                             - interest rate              - interest rate
                               fluctuations                 fluctuations
------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
                                              FIXED INCOME PORTFOLIO
------------------------------------------------------------------------------------------------------------------
                                                          GOVERNMENT AND QUALITY BOND
------------------------------------------------------------------------------------------------------------------
  What is the Portfolio's investment goal?                relatively high current income, liquidity and security
                                                          of principal
------------------------------------------------------------------------------------------------------------------
  What are the Portfolio's principal investments (under   obligations issued, guaranteed or insured by the U.S.
  normal market conditions)?                              government, its agencies or instrumentalities and high
                                                          quality corporate fixed income securities
------------------------------------------------------------------------------------------------------------------
  What are the Portfolio's principal risks?               - bond market volatility
                                                          - securities selection
                                                          - interest rate fluctuations
                                                          - credit quality
------------------------------------------------------------------------------------------------------------------
  What other investment strategies can the Portfolio
  use?
                                                          --------------------------------------------------------
  - Large company stocks                                  Yes
                                                          --------------------------------------------------------
  - Medium-sized company stocks                           Yes
                                                          --------------------------------------------------------
  - Small company stocks                                  Yes
                                                          --------------------------------------------------------
  - Warrants                                              Yes
                                                          --------------------------------------------------------
  - Types of fixed income securities:
                                                          --------------------------------------------------------
    Investment grade                                      See principal investments section above
                                                          --------------------------------------------------------
    U.S. government securities                            See principal investments section above
                                                          --------------------------------------------------------
    Asset-backed and mortgage-backed securities           Yes
                                                          --------------------------------------------------------
    Short-term money market instruments                   Yes
                                                          --------------------------------------------------------
    Non-convertible preferred stocks                      Yes
                                                          --------------------------------------------------------
    Convertible securities                                Yes
                                                          --------------------------------------------------------
  - Borrowing for temporary or emergency purposes         Yes (up to 10%)
                                                          --------------------------------------------------------
  - Defensive investments                                 Yes
                                                          --------------------------------------------------------
  - Foreign securities                                    Yes
                                                          --------------------------------------------------------
  - ADRs/EDRs/GDRs                                        No
                                                          --------------------------------------------------------
  - Currency transactions                                 Yes
                                                          --------------------------------------------------------
  - Illiquid securities                                   Yes (up to 15%)
                                                          --------------------------------------------------------
  - Options and futures                                   Yes
                                                          --------------------------------------------------------
  - Forward commitments                                   Yes
                                                          --------------------------------------------------------
  - Zero-coupon bonds                                     Yes
                                                          --------------------------------------------------------
  - When-issued/delayed delivery transactions             Yes
                                                          --------------------------------------------------------
  - Special situations                                    Yes
                                                          --------------------------------------------------------
  - Active trading                                        Yes
                                                          --------------------------------------------------------
  - REITs                                                 No
                                                          --------------------------------------------------------
  - Other investment companies                            No
------------------------------------------------------------------------------------------------------------------
  What other potential risks can affect the Portfolio?    - foreign exposure
                                                          - emerging markets
                                                          - illiquidity
                                                          - prepayment
                                                          - derivatives
                                                          - hedging
                                                          - small market capitalization
                                                          - stock market volatility
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    GLOSSARY
--------------------------------------------------------------------------------

INVESTMENT TERMINOLOGY

LARGE COMPANIES generally have market capitalizations of over $5 billion, although there may be some overlap among capitalization categories.

MEDIUM SIZED COMPANIES generally have market capitalizations ranging from $1 billion to $5 billion, although there may be some overlap among capitalization categories.

SMALL COMPANIES generally have market capitalizations of $1 billion or less, although there may be some overlap among capitalization categories.

WARRANTS are rights to buy common stock of a company at a specified price during the life of the warrant.

FIXED INCOME SECURITIES provide consistent interest or dividend payments. They include corporate bonds, notes, debentures, preferred stocks, convertible securities, U.S. government securities and mortgage-backed and asset-backed securities. The issuer of a senior fixed income security is obligated to make payments on this security ahead of other payments to security holders.

An INVESTMENT GRADE fixed income security is rated in one of the top four ratings categories by a debt rating agency (or is considered of comparable quality by the Subadviser). The two best-known debt rating agencies are Standard & Poor's Rating Services, a Division of The McGraw-Hill Companies, Inc. and Moody's Investors Service, Inc. "Investment grade" refers to any security rated "BBB" or above by Standard & Poor's or "Baa" or above by Moody's.

U.S. GOVERNMENT SECURITIES are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

ASSET-BACKED SECURITIES represent an interest in a pool of consumer or other types of loans. Payments of principal and interest on the underlying loans are typically passed through to the holders of asset-backed securities over the life of the securities. MORTGAGE-BACKED SECURITIES represent an undivided ownership interest in a pool of mortgages.

SHORT-TERM MONEY MARKET SECURITIES include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers' acceptances and certificates of deposit. These securities generally provide a Portfolio with sufficient liquidity to meet redemptions and cover expenses.

PREFERRED STOCK is a class of capital stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets.

CONVERTIBLE SECURITIES are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company.

The Trust may BORROW FOR TEMPORARY OR EMERGENCY PURPOSES including to meet redemptions. Borrowing may exaggerate changes in a Trust's net asset value and yield. Borrowing will cost the Trust interest expense and other fees. The cost of borrowing may reduce the Trust's return.

DEFENSIVE INVESTMENTS include high quality fixed income securities and money market instruments. A Portfolio will make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Portfolio may not achieve its investment goal.

FOREIGN SECURITIES are issued by companies located outside of the United States, including emerging markets. Foreign securities may include AMERICAN DEPOSITARY RECEIPTS (ADRS), EUROPEAN DEPOSITARY RECEIPTS (EDRS) and GLOBAL DEPOSITARY RECEIPTS (GDRS). ADRs are securities that trade in U.S. markets but represent ownership interests in a foreign security. EDRs are receipts issued in Europe that evidence ownership of either foreign or domestic underlying securities. GDRs are issued globally and evidence a similar ownership arrangement.

CURRENCY TRANSACTIONS include the purchase and sale of currencies to facilitate securities transactions, and forward currency contracts, which are generally used to hedge against changes in currency exchange rates.

ILLIQUID SECURITIES are subject to legal or contractual restrictions that may make them difficult to sell. A security that cannot easily be sold within seven days will generally be considered illiquid. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market.

OPTIONS AND FUTURES are contracts involving the right to receive or obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index.

FORWARD COMMITMENTS are commitments to purchase or sell securities at a future date. A Portfolio purchasing a forward commitment assumes the risk of any decline in value of the securities beginning on the date of the agreement.

ZERO COUPON BONDS are non-interest bearing debt obligations payable in full at maturity that typically trade at a substantial or deep discount from their value at maturity. Thus, the return on these instruments is known at the time of investment. However, the value of zero coupon securities may be subject to greater market fluctuations from changing interest rates prior to maturity than the value of debt obligations of comparable maturities that bear interest currently.

WHEN-ISSUED OR DELAYED-DELIVERY TRANSACTIONS call for the purchase or sale of securities at an agreed-upon price on a specified future date. At the time of delivery of the securities, the value may be more or less than the purchase price.

A SPECIAL SITUATION arises when, in the opinion of the Subadviser, the securities of a particular issuer will be recognized and appreciated in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

ACTIVE TRADING means that a Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. In addition, because a Portfolio may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Portfolio. During periods of increased market volatility, active trading may be more pronounced. At times each Portfolio (other than the Money Market Portfolio) may engage in short-term trading, which could produce higher brokerage expenses for a fund and higher taxable distributions to the Portfolio's shareholders.

REITS (real estate investment trusts) are trusts that invest primarily in commercial real estate or real estate related loans. The value of an interest in a REIT may be affected by the value and the cash flows of the properties owned or the quality of the mortgages held by the trust.

A Portfolio may invest in the securities of OTHER INVESTMENT COMPANIES (including foreign investment companies) that make investments expected to provide a hedge against anticipated inflation.

RISK TERMINOLOGY

MARKET VOLATILITY: The stock and/or bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Portfolio's portfolio.

SECURITY SELECTION: A strategy used by a Portfolio, or securities selected by its portfolio manager, may fail to produce the intended return.

GROWTH STOCKS: Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own businesses, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.

INTEREST RATE FLUCTUATIONS: Volatility of the bond market is due principally to changes in interest rates. As interest rates rise, bond prices typically fall; and as interest rates fall, bond prices typically rise. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

CREDIT QUALITY: The creditworthiness of the issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue JUNK BONDS. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

FOREIGN EXPOSURE: Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. Foreign investments will also be affected by local political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when the issuer is in an EMERGING MARKET. An EMERGING MARKET country is generally a country with low or middle income economy or that is in the early stages of its industrialization cycle.

ILLIQUIDITY: Certain securities may be difficult or impossible to sell at the time and price that the seller would like.

PREPAYMENT: Prepayment risk is the possibility that the principal of the loans underlying pass-through securities such as mortgage-backed or other asset-backed securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates a Portfolio may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by a Portfolio may exhibit price characteristics of longer-term debt securities.

DERIVATIVES: A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). In recent years, derivative securities have become increasingly important in the field of finance. Futures and options are now actively traded on many different exchanges. Forward contracts, swaps, and many different types of options are regularly traded outside of exchanges by financial institutions in what are termed "over the counter" markets. Other more specialized derivative securities often form part of a bond or stock issue. To the extent a contract is used to hedge another position in the portfolio, there is a risk that changes in the value of the contract will not match those of the hedged position. To the extent an option or futures contract is used to enhance return, rather than as a hedge, a Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

HEDGING: Hedging is a strategy in which a Portfolio uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the derivative will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced. Moreover, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Examples of hedging strategies are:

     - Long Hedge -- Strategy in which an investor locks in a future price on a security/index by buying a futures contract.

     - Neutral Hedge -- Strategy that is designed to provide the highest expected return on a portfolio of securities assuming that the price of a particular investment in the portfolio remains constant.

     - Perfect Hedge -- a hedge whose change in value is equal to the change in value of the underlying security, positive or negative.

     - Short Hedge -- Strategy designed to reduce the risk of a decline in value of a security/index without requiring ownership of that security.

SMALL MARKET CAPITALIZATION: Companies with smaller market capitalizations (particularly under $1 billion) tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements.

NATURAL RESOURCES SECTOR: The value of equity investments in the natural resources sector will fluctuate based on a number of factors, including: market conditions generally; the market for the particular natural resource in which the issuer is involved; events of nature; and international politics.

--------------------------------------------------------------------------------

                                   MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISER

SunAmerica Asset Management Corp. SAAMCo serves as investment adviser and manager for all the Portfolios of the Trust. SAAMCo oversees the Subadviser, provides various administrative services and supervises the daily business affairs of each Portfolio. SAAMCo, located at The SunAmerica Center, 733 Third Avenue, New York, New York 10017, is a corporation organized in 1982 under the laws of the state of Delaware. In addition to serving as investment adviser and manager to the Trust, SAAMCo serves as adviser, manager and/or administrator for Anchor Pathway Fund, Seasons Series Trust, Style Select Series, Inc., SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Series Trust and SunAmerica Strategic Investment Series, Inc. For the fiscal year ended December 31, 1998, each Portfolio paid SAAMCo a fee equal to the following percentage of average daily net assets:

                         PORTFOLIO                            FEE
                         ---------                            ----
Growth Portfolio............................................  0.70%
Capital Appreciation Portfolio..............................  0.64%
Natural Resources Portfolio.................................  0.75%
Government and Quality Bond Portfolio.......................  0.61%

SUBADVISER

Wellington Management Company, LLP (Wellington) acts as Subadviser to each Portfolio of the Trust, pursuant to a Subadvisory Agreement with SAAMCo. Wellington is independent of SAAMCo and discharges its responsibilities subject to the policies of the Trustees and the oversight and supervision of SAAMCo which pays Wellington's fees.

Wellington is a Massachusetts limited liability partnership. The principal business address of Wellington is 75 State Street, Boston, Massachusetts 02109. Wellington is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions and individuals.

PORTFOLIO MANAGEMENT

The following individuals or management team is primarily responsible for the day-to-day management of the Portfolios as indicated in the following chart:

 -------------------------------------------------------------------------------------------------------
 PORTFOLIO                     NAME AND TITLE OF             EXPERIENCE
                               PORTFOLIO MANAGER
 -------------------------------------------------------------------------------------------------------
  GROWTH PORTFOLIO              - Wellington's Growth         Wellington's Growth Investment Team has
                                  Investment Team             been responsible for managing the
                                                              Portfolio since 1995.
 -------------------------------------------------------------------------------------------------------
  CAPITAL APPRECIATION          - Robert D. Rands             Mr. Rands has served as the portfolio
  PORTFOLIO                       Senior Vice President       manager for the Portfolio since its
                                                              inception in 1987. He joined Wellington in
                                                              1978 as a special situations analyst and
                                                              became a portfolio manager in 1983. Mr.
                                                              Rands also manages the Strategic Multi-
                                                              Asset Portfolio (see below).
                               -------------------------------------------------------------------------
                                - Steven C. Angeli            Mr. Angeli has served as the assistant
                                  Vice President              portfolio manager for the Portfolio since
                                                              1998. He joined Wellington as research
                                                              analyst in 1994, after receiving his MBA
                                                              from Darden Graduate School of Business
                                                              Administration at the University of
                                                              Virginia. Prior to joining Wellington, Mr.
                                                              Angeli worked at Fidelity Management and
                                                              Research Company from 1990-1992.
 -------------------------------------------------------------------------------------------------------
  NATURAL RESOURCES PORTFOLIO   - Ernst H. von Metzsch        Mr. von Metzsch has served as the
                                  Senior Vice President       portfolio manager for the Portfolio since
                                                              1994. He joined Wellington in 1973 as an
                                                              analyst. He became a portfolio manager in
                                                              1984.
                               -------------------------------------------------------------------------
                                - James Bevilacqua            Mr. Bevilacqua has served as the assistant
                                  Vice President              portfolio manager of the Portfolio since
                                                              1998. He joined Wellington as an analyst
                                                              in the global industry research group in
                                                              1994, after receiving his MBA from
                                                              Stanford Graduate School of Business.
 -------------------------------------------------------------------------------------------------------
  GOVERNMENT AND QUALITY BOND   - John C. Keogh               Mr. Keogh has served as the portfolio
  PORTFOLIO                       Senior Vice President       manager for the Portfolio since 1994. He
                                                              joined Wellington Management as a
                                                              portfolio manager in 1983. Mr. Keogh also
                                                              manages the Multi-Asset Portfolio (see
                                                              above).
 -------------------------------------------------------------------------------------------------------

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT

State Street Bank and Trust Company, Boston, Massachusetts, acts as Custodian of the Trust's assets as well as Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The Financial Highlights table for each Anchor Series Trust Portfolio is intended to help you understand the Portfolio's financial performance for the past 5 years. Certain information reflects financial results for a single Portfolio share. The total returns in each table represent the rate that an investor would have earned on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Portfolio's financial statements, is included in the Trust's Annual Report to shareholders, which is available upon request.

                                       NET                      DIVIDENDS   DIVIDENDS
                                     REALIZED       TOTAL       DECLARED    FROM NET                             NET
            NET ASSET     NET      & UNREALIZED      FROM       FROM NET    REALIZED    NET ASSET               ASSETS
              VALUE     INVEST-    GAIN (LOSS)     INVEST-       INVEST-     GAIN ON      VALUE                 END OF
 PERIOD     BEGINNING     MENT          ON           MENT         MENT       INVEST-     END OF      TOTAL      PERIOD
  ENDED     OF PERIOD   INCOME*    INVESTMENTS    OPERATIONS     INCOME       MENTS      PERIOD     RETURN**   (000'S)
-----------------------------------------------------------------------------------------------------------------------
                                                                                    Government & Quality Bond Portfolio
 12/31/94    $14.22      $0.86        $(1.30)       $(0.44)      $(0.73)     $(0.19)     $12.86       (3.1)%   $232,530
 12/31/95     12.86       0.90          1.55          2.45        (1.08)         --       14.23       19.4      225,579
 12/31/96     14.23       0.87         (0.50)         0.37        (0.90)      (0.03)      13.67        2.9      221,603
 12/31/97     13.67       0.84          0.42          1.26        (0.92)      (0.05)      13.96        9.5      234,623
 12/31/98     13.96       0.79          0.48          1.27        (0.57)      (0.02)      14.64        9.2      375,667


                        RATIO OF NET
            RATIO OF     INVESTMENT
            EXPENSES       INCOME      PORTFOLIO
 PERIOD    TO AVERAGE    TO AVERAGE    TURNOVER
  ENDED    NET ASSETS    NET ASSETS      RATE
 12/31/94      0.7%          6.4%        117.6%
 12/31/95      0.7           6.5         135.2
 12/31/96      0.7           6.3         106.7
 12/31/97      0.7           6.1          75.7
 12/31/98      0.7(1)        5.5         150.2

---------------

* Selected data for a share of beneficial interest outstanding throughout each period (calculated based upon average shares outstanding)
** Does not reflect expenses that apply to the separate accounts of Anchor
   National Life Insurance Company, First SunAmerica Life Insurance Company, Phoenix Mutual Life Insurance Company and Presidential Life Insurance Company. If such expenses had been included, total return would have been lower for each period presented.
(1) The expense ratio reflects the effect of a gross up of custody expense credits.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                            NET                     DIVIDENDS   DIVIDENDS
                                          REALIZED       TOTAL      DECLARED    FROM NET                              NET
            NET ASSET        NET        & UNREALIZED      FROM      FROM NET    REALIZED    NET ASSET               ASSETS
              VALUE      INVESTMENT     GAIN (LOSS)     INVEST-      INVEST-     GAIN ON      VALUE                 END OF
 PERIOD     BEGINNING      INCOME            ON           MENT        MENT       INVEST-     END OF      TOTAL      PERIOD
  ENDED     OF PERIOD      (LOSS)*      INVESTMENTS    OPERATIONS    INCOME       MENTS      PERIOD     RETURN**    (000'S)
----------------------------------------------------------------------------------------------------------------------------
                                                      Growth Portfolio
 12/31/94     22.32          0.05           (1.03)        (0.98)      (0.05)      (3.11)      18.18       (4.7)      246,149
 12/31/95     18.18          0.11            4.62          4.73       (0.05)      (3.38)      19.48       26.3       307,857
 12/31/96     19.48          0.20            4.57          4.77       (0.11)      (0.95)      23.19       25.0       366,602
 12/31/97     23.19          0.16            6.76          6.92       (0.20)      (2.87)      27.04       30.4       485,528
 12/31/98     27.04          0.11            7.19          7.30       (0.14)      (1.68)      32.52       29.0       669,330
                                               Capital Appreciation Portfolio
 12/31/94    $20.28        $(0.02)         $(0.71)       $(0.73)     $   --      $(2.04)     $17.51       (3.8)%   $ 229,544
 12/31/95     17.51          0.06            6.00          6.06       (0.15)      (0.20)      23.22       34.6       356,218
 12/31/96     23.22          0.06            5.73          5.79       (0.06)      (0.95)      28.00       25.1       567,672
 12/31/97     28.00          0.02            7.05          7.07       (0.05)      (2.81)      32.21       25.4       814,311
 12/31/98     32.21          0.04            6.24          6.28       (0.02)      (2.88)      35.59       22.2     1,100,646
                                                Natural Resources Portfolio
 12/31/94     13.33          0.23           (0.09)         0.14       (0.09)      (0.09)      13.29        1.0        21,230
 12/31/95     13.29          0.18            2.15          2.33       (0.21)      (0.29)      15.12       17.5        28,941
 12/31/96     15.12          0.22            1.89          2.11       (0.13)      (0.23)      16.87       14.1        45,329
 12/31/97     16.87          0.20           (1.49)        (1.29)      (0.17)      (0.99)      14.42       (8.6)       50,054
 12/31/98     14.42          0.21           (2.72)        (2.51)      (0.19)      (0.13)      11.59      (17.3)       39,299


                          RATIO OF NET
            RATIO OF       INVESTMENT
            EXPENSES      INCOME (LOSS)   PORTFOLIO
 PERIOD    TO AVERAGE      TO AVERAGE     TURNOVER
  ENDED    NET ASSETS      NET ASSETS       RATE
 12/31/94      0.8              0.2          74.8
 12/31/95      0.9              0.6          92.1
 12/31/96      0.8              0.9          51.7
 12/31/97      0.8              0.6          32.2
 12/31/98      0.8(1)           0.4          27.1
 12/31/94      0.8%            (0.1)%        64.0%
 12/31/95      0.8              0.3          60.1
 12/31/96      0.8              0.2          69.2
 12/31/97      0.7              0.1          60.1
 12/31/98      0.7(1)           0.1          59.6
 12/31/94      1.0              1.7          36.0
 12/31/95      1.0              1.3          32.0
 12/31/96      0.9              1.3          52.5
 12/31/97      0.9              1.2          27.9
 12/31/98      0.9(1)           1.6          51.2

---------------

* Selected data for a share of beneficial interest outstanding throughout each period (calculated based upon average shares outstanding)
** Does not reflect expenses that apply to the separate accounts of Anchor National Life Insurance Company, First SunAmerica Life Insurance Company, Phoenix Mutual Life Insurance Company and Presidential Life Insurance Company. If such expenses had been included, total return would have been lower for each period presented.
(1) The expense ratio reflects the effect of a gross up of custody expense credits.

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

--------------------------------------------------------------------------------

                              FOR MORE INFORMATION
--------------------------------------------------------------------------------

The following documents contain more information about the Portfolios and are available free of charge upon request:

        ANNUAL/SEMI-ANNUAL REPORTS. Contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected a Portfolio's performance for the most recently completed fiscal year.

        STATEMENT OF ADDITIONAL INFORMATION (SAI). Contains additional information about the Portfolios' policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference.

You may obtain copies of these documents or ask questions about the Portfolios by contacting:

          Anchor National Life Insurance Company
          Annuity Service Center
          P.O. Box 54299
          Los Angeles, California 90054-0299
          1-800-445-7862

                 -- or --

          First SunAmerica Life Insurance Company
          Service Center
          P.O. Box 54299
          Los Angeles, California 90054-0299
          1-800-99-NYSUN (New York Shareholders)
          1-800-445-SUN2 (all others)

Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call (800) SEC-0330 for information on the operation of the Public Reference Room. Information about the Portfolios is also available on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-6009.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with any different information.

[LOGO]

Anchor National Life Insurance Company
1 SunAmerica Center
Los Angeles, California 90067-6022

First SunAmerica Life Insurance Company
733 Third Avenue
New York, New York 10017

INVESTMENT COMPANY ACT
-  File No. 811-3836

                                       25